                                                                  Exhibit 99.1


Slide 1
(logo): USA Interactive

Dara Khosrowshahi, EVP & CFO
Goldman Sachs 3rd Annual Internet & New Media Conference


Slide 2: Important

This presentation contains forward looking statements relating to possible or assumed future results of USA. It reflects the current views of USA with respect to future events, and is subject to risks that could cause future results to materially differ. These risks are described in USA's Securities and Exchange Commission filings. Information contained herein about entities other than USA has been obtained from sources believed to be reliable, but no independent verification has been made and no representation is made as to its accuracy or completeness. Any statements non-factual in nature constitute current opinions, which are subject to change without notice. The forward looking statements and opinions in this presentation are made as of the date of this presentation, and USA undertakes no obligation to update or revise them for any reason. These statements do not include the potential impact of any mergers, acquisitions or other business combinations that may be completed in the future. This presentation reflects estimates that USA is comfortable releasing to analysts and the public as of the date hereof.

Prepared 5/23/02 - Read  important disclaimer(s)


Slide 3: USA Interactive
Electronic Retailing
(logos) HSN, America's Store, Shop Channel, HSN.com, TVSN, Home Shopping Europe

Information & Services
(logos) Ticketmaster, Match.com, Citysearch, hotels.com, USA ECS, Styleclick, Expedia, PRC, TV Travel Shop

Includes some companies majority or partially owned by USA.

Prepared 5/23/02 - Read  important disclaimer(s)


Slide 4: Fortune 500's Fastest Growing Company
$ in millions
102% Annual Actual Revenue Growth, 1996-2002B
USA Networks


                                               1996                 $75
USA Interactive
                                               2001              $5,285
                                              2002B              $5,092
                                              2003B              $5,557

Historical data represents ownership of acquired companies from date of acquisition. Budgeted data is from USA budget as filed with the SEC on January 29, 2002.

Prepared 5/23/02 - Read  important disclaimer(s)


Slide 5: EBITDA Growth
$ in millions
85% Annual EBITDA Growth, 1996-2002B


USA Networks
                                               1996                 $19
USA Interactive
                                               2001                $807
                                              2002B                $762
                                              2003B                $850

Historical data represents ownership of acquired companies from date of acquisition. Budgeted data is from USA budget as filed with the SEC on January 29, 2002.

Prepared 5/23/02 - Read  important disclaimer(s)


Slide 6: Shares Outstanding
shares in millions
18% Annual Growth in Share Base, 1996-Today

USA Networks
                                                                1996 185 million
USA Interactive
                                                                2001 765 million
                                                               Today 447 million

Actual common basic shares outstanding, assuming the exchange of all outstanding exchangeable subsidiary equity. Pro forma for stock splits.

Prepared 5/23/02 - Read  important disclaimer(s)


Slide 7: Net Cash & Investments
Today = $5.9 Billion
Pro Forma as of 3/31/02

1996
Net Cash: $272 million
Investments: $30 million

2001
Net Cash: $580 billion
Investments: $66 million

Today
Net Cash: $2.9 billion
Investments: $2.9 billion

Source: USA public documents as filed with the SEC. Amounts are presented on a pretax basis, based on balance sheet carrying values. See USA proxy filed in connection with the Vivendi transaction for additional information.

Prepared 5/23/02 - Read important disclaimer(s)


Slide 8: Where the World is Going
Revenue Through the Screen
Television and Internet Consumer-related Revenues (U.S.)

1995 - $47 billion
Advertising: 80%
Transactions: 11%
Subscriptions/Fees: 9%

2000 - $146 billion
Advertising: 41%
Transactions: 44%
Subscriptions/Fees: 15%

2005 - $316 billion
Advertising: 22%
Transactions: 66%
Subscriptions/Fees: 13%

Includes financial services and online classifieds. Compiled estimates per MSDW, Jupiter, Shop.org, McCann Erickson, Zenith Media, Paul Kagan, Prudential, Furman Selz, PaineWebber, SSB, and Forrester.

Prepared 5/23/02 - Read  important disclaimer(s)


Slide 9: Huge Opportunity
$ in billions
Interactive Commerce - U.S.
Gross Transaction Value ("GTV")

CAGR = 29%
                                               1999                 $42
                                               2000                 $64
                                               2001                 $87
                                              2002E                $110
                                              2003E                $137
                                              2004E                $169
                                              2005E                $207
                                              2006E                $253

Source: Shop.org / BCG (5/01); PhocusWright (10/01); Comscore Networks (1/02); Jupiter (10/01, 11/01, 4/00, 10/00); compiled estimates from various other Wall Street analysts and internal estimates. Includes B2C online commerce, online financial services and online classifieds.

Prepared 5/23/02 - Read  important disclaimer(s)


Slide 10: USA's Organic Share
Share of Interactive Commerce - U.S. (EST.)
$ in billions

                                               1999                  6%
                                               2000                  7%
                                               2001                  7%
                                              2002E                  8%
                                              2003E                  8%
                                              2004E                  9%
                                              2005E                 10%
                                              2006E                 10%

Source: Shop.org/BCG (5/01; Comscore Networks (1/02); Jupiter (10/01, 11/01, 4/00, 10/00); compiled estimates from various other Wall Street analysts and internal estimates. Includes B2C online commerce, online financial services and online classifieds. USA budget/estimates based on USA budget as filed with the SEC on 1/29/02 for 2002 and 2003 and internal estimates for 2004-2006.

Prepared 5/23/02 - Read  important disclaimer(s)


Slide 11: #9 in Online Reach
unique visitors in millions
April 2002 Combined Home/Work Unique Visitors


                                                AOL                93.0
                                                MSN                83.8
                                              Yahoo                80.2
                                        Terra Lycos                40.3
                                     About/Primedia                36.6
                                             Google                34.2
                                             Amazon                29.5
                                               eBay                29.5
                                               USAI                27.2
                                               CNET                24.0

Source: Media Metrix top 100 and Customer entity reports from April 2002. Pro forma for Vivendi transaction.

Prepared 5/23/02 - Read  important disclaimer(s)


Slide 12: Multiple Categories
USA's Q1 2002 GTV

Online travel / hotel rooms: 48%
Ticketing: 36%
Merchandise: 15%
Personals: 1%

Pro forma for Vivendi and Expedia transactions.

Prepared 5/23/02 - Read  important disclaimer(s)


Slide 13: Travel: Quickly Migrating Online
Online Penetration by Category - U.S.


2000
                                                Air               10.0%
                                                Car                8.0%
                                              Hotel                5.0%
                                      Cruise / Tour                1.0%


2005E
                                                Air               24.0%
                                                Car               21.0%
                                              Hotel               13.0%
                                      Cruise / Tour                5.0%

Source: Jupiter research dated May 2002. Represents penetration for leisure and managed travel .

Prepared 5/23/02 - Read  important disclaimer(s)


Slide 14: Ticketing: Online Success
Ticketmaster % Revenues Online


                                               1999                 13%
                                               2000                 25%
                                               2001                 32%
                                      2002 EOY Goal                 45%

Prepared 5/23/02 - Read  important disclaimer(s)


Slide 15: HSN.com
HSN.com % of HSN Revenues

                                             Q1 '00                1.3%
                                             Q2 '00                1.9%
                                             Q3 '00                2.6%
                                             Q4 '00                4.6%
                                             Q1 '01                5.4%
                                             Q2 '01                8.1%
                                             Q3 '01                8.8%
                                             Q4 '01                9.9%
                                             Q1 '02               10.8%

Prepared 5/23/02 - Read  important disclaimer(s)


Slide 16: Personals: The Opportunity
Online Single Adults in U.S.

Has Tried Online Dating: 5%

Source: Strategic Research Co.
        study for Match dated 11/01.

Prepared 5/23/02 - Read  important disclaimer(s)


Slide 17: Leverage in All Areas
                                                                   Q1 '02:
                                EBITDA Margin               $ Increase in EBITDA
                             Q1 '01        Q1 '02         per $ Increase in Revenue
HSN - U.S.                    13.1%        14.6%                    $0.26
Ticketing                     20.1%        22.0%                    $1.06*
Hotels.com                    15.0%        15.6%                    $0.17
Expedia                        7.9%        29.8%                    $0.51
Match.com                      3.1%        27.2%                    $0.40
Operating Businesses          13.1%        16.8%                    $0.32
USA Total                      8.5%        13.1%                    $0.44


* Based on USA budget as filed with the SEC on 1/29/02, this number would be $0.47.

Prepared 5/23/02 - Read  important disclaimer(s)


Slide 18: Significant Margin Expansion
EBITDA Margins


Operating Businesses
                                               1999               12.6%
                                               2000               12.6%
                                               2001               14.6%
                                              2002B               15.8%
                                              2003B               17.2%


Total Businesses

                                               1999                7.1%
                                               2000                7.2%
                                               2001                9.5%
                                              2002B               13.3%
                                              2003B               15.3%

Source:  USA budget as filed with the SEC on January 29, 2002.

Prepared 5/23/02 - Read  important disclaimer(s)


Slide 19: Strong Balance Sheet
$ in billions

                                            Pro Forma as of 3/31/02
Cash:                                   Consolidated       Attributable
   USA                                       $2.6              $2.6
   Ticketmaster                               0.1               0.1
   Hotels.com                                 0.3               0.2
   Expedia                                    0.4               0.2
Total Cash                                   $3.5              $3.1
Securities in VUE                            $2.9              $2.9
Debt & Preferred:
   Debt                                      $0.5              $0.5
   Convertible Preferred                      0.6               0.6
Total Debt & Preferred                       $1.2              $1.2
Net Cash                                     $2.9              $2.6
Net Cash & Investments                       $5.2              $4.9

Securities in VUE are presented on a pretax basis, based on balance sheet carrying values. See USA proxy filed in connection with the Vivendi transaction for additional information. Attributable ownership based on treasury method, fully diluted ownership of USA's publicly-traded subsidiaries. Ticketmaster cash excludes $93 million of cash due to clients. Pro forma for redemption of Savoy debentures, which will occur on 5/31/02.

Prepared 5/23/02 - Read  important disclaimer(s)


Slide 20: Pro Forma Revenue Growth
$ in millions
22% Average Annual Revenue Growth
Operating Businesses

                                               1999              $2,235
                                              2003B              $4,961

Operating Businesses include: HSN (U.S.), Ticketing, Hotels.com, Expedia, Precision Response, Match.com, and Corporate and other.

Source:  USA budget as filed with the SEC on January 29, 2002.

Prepared 5/23/02 - Read  important disclaimer(s)


Slide 21: Pro Forma EBITDA Growth
$ in millions
32% Average Annual EBITDA Growth

                                               1999                $282
                                              2003B                $851

Operating Businesses include: HSN (U.S.), Ticketing, Hotels.com, Expedia, Precision Response, Match.com, and Corporate and other.

Source:  USA budget as filed with the SEC on January 29, 2002.

Prepared 5/23/02 - Read  important disclaimer(s)


Slide 22: Attributable Operating EBITDA
$ in millions
                                                  2000            2001           2002B            2003B
Operating EBITDA:                                 $364           $484            $648             $851
Less: Non-Attributable Operating EBITDA:
   Ticketmaster                                    (34)           (36)            (43)             (49)
   Match                                            (2)            (6)            (10)             (19)
   Expedia                                          19            (30)            (44)             (58)
   Hotels.com                                      (18)           (27)            (37)             (53)
      Total                                        (35)           (99)           (134)            (179)
Attributable Operating EBITDA                     $329           $385            $514             $672


                                                              F.D. Ownership %
Ticketmaster                                                        66%
Match                                                               66%
Expedia                                                             51%
Hotels.com                                                          66%

Based on USA budget as filed with the SEC on January 29, 2002. Does not include emerging businesses. USA ownership of publicly-traded subsidiaries based on fully diluted, treasury method shares as of 5/21/02.

Prepared 5/23/02 - Read  important disclaimer(s)


Slide 23: Perspective
amounts in billions, except per share

USA Share Price (5/21/02)                                                  $28.61
Filly Diluted Shares Outstanding                                              474
Market Capitalization                                                       $13.6
Attributable Net Cash & Investments:
   Cash                                                                      $3.1
   Investments                                                                2.9
   Less: Debt & Preferred                                                    (1.2)
      Attributable Net Cash & Investments                                    $4.9
Enterprise Value                                                             $8.7

2003B Attributable Operating EBITDA, less HSN distribution amortization      $607
2003B Multiple                                                                14x

Based on USA budget as filed with the SEC on January 29, 2002. Does not include emerging businesses. Securities in VUE are presented on a pretax basis, based on balance sheet carrying values. See USA proxy filed in connection with the Vivendi transaction for additional information. USA ownership of publicly-traded subsidiaries based on fully diluted, treasury method shares as of 5/21/02.

Prepared 5/23/02 - Read  important disclaimer(s)


Slide 24: Growth Rates vs Multiples
Select Media Companies
                                2000-2003E            2003E
                                EBITDA CAGR         Multiple             Q1 EBITDA Growth
Viacom                                8%               16x                       -5%
AOL                                   8%               14x                        3%
Disney                               -5%               13x                      -29%
USA                                  53%               14x                       77%

Other companies' projections based on Morgan Stanley and Deutsche Bank analyst estimates. All results pro forma.

Prepared 5/23/02 - Read  important disclaimer(s)


Slide 25: Growth Rates vs Multiples
Select Interactive Companies
                                    2000-2003E            2003E
                                    EBITDA CAGR         Multiple             Q1 EBITDA Growth
Amazon                                   157%               33x                       NM
Ebay                                      59%               25x                      85%
Yahoo!                                   134%               37x                    2744%
USA                                       54%               14x                      77%

Other companies' projections based on CIBC, Merrill Lynch and Thomas Weisel analyst estimates. All results pro forma.

Prepared 5/23/02 - Read  important disclaimer(s)


Slide 26: Potential Dilution
                                                         Number of          Strike /
Security                                                Shares (mm)        Conversion
Employee Stock Options                                         71.5         $11.52 (weighted average)
Preferred issued in Expedia transaction                 19.4 - 25.7         $33.75 (initial)
Warrants issued in Expedia transaction                         14.6         $35.10
Warrants issued in Vivendi transaction:
   1st Tranche                                                 24.2         $27.50
   2nd Tranche                                                 24.2         $32.50
   3rd Tranche                                                 12.1         $37.50

As of April 15, 2002. Range for preferred represents number of common shares issuable for preferred at initial conversion price and maximum number of common shares issuable. Conversion price subject to a downward adjustment to the extent USA's stock price exceeds $35.10. Does not include 1.1 million shares underlying Savoy debentures which will be redeemed on May 31, 2002.

Prepared 5/23/02 - Read  important disclaimer(s)


Slide 27: Dilution at Various Prices
shares in millions
                                                     Theoretical USA Stock Price


                                                            $30                  $50               $75             $100
Pro Forma Basic Shares Outstanding                          447                  447               447              447
Dilution From:
   Employee Stock Options                                    27                   34                38               40
   Preferred issued in Expedia transaction                    0                   21                23               24
   Warrants issued in Expedia transaction                     0                    4                 8                9
   Warrants issued in Vivendi transaction:
      Exercise Price of $27.50                                2                   11                15               18
      Exercise Price of $32.50                                0                    8                14               16
      Exercise Price of $37.50                                0                    3                 6                8
Total Dilution                                               29                   82               103              114
Pro Forma Fully Diluted Shares Outstanding                  476                  529               550              560
Dilution %                                                   6%                  16%               19%              20%

As of April 15, 2002. Range for preferred represents number of common shares issuable for preferred at initial conversion price and maximum number of common shares issuable. Conversion price subject to a downward adjustment to the extent USA's stock price exceeds $35.10. Does not include 1.1 million shares underlying Savoy debentures which will be redeemed on May 31, 2002.

Prepared 5/23/02 - Read  important disclaimer(s)


Slide 28: Historical Price Performance
USAI CAGR = 36%

(graph showing relative performance of USAI, an Entertainment Index, and the Nasdaq from January 1997 through January 2002)

Source: MSN Moneycentral Date range is from closing of HSN / Silver King merger to 5/17/02.

Prepared 5/23/02 - Read  important disclaimer(s)


Slide 29: Important

Clear Strategy
Strong Growth Prospects
Great Operating Leverage
Flexible Balance Sheet
Proven Track Record

Unique & Leading Positions
Compelling Valuation

Prepared 5/23/02 - Read  important disclaimer(s)


Slide 30: Important

         This presentation contains forward looking statements relating to possible or assumed future results of USA. It reflects the current views of USA with respect to future events, and is subject to risks that could cause future results to materially differ. These risks are described in USA's Securities and Exchange Commission filings. Information contained herein about entities other than USA has been obtained from sources believed to be reliable, but no independent verification has been made and no representation is made as to its accuracy or completeness. Any statements non-factual in nature constitute current opinions, which are subject to change without notice. The forward looking statements and opinions in this presentation are made as of the date of this presentation, and USA undertakes no obligation to update or revise them for any reason. These statements do not include the potential impact of any mergers, acquisitions or other business combinations that may be completed in the future. This presentation reflects estimates that USA is comfortable releasing to analysts and the public as of the date hereof. This presentation refers to budgeted data from the USA budget as filed with the Securities and Exchange Commission on January 29, 2002. The budgeted data is as of January 29, 2002 and is not being updated as of the date hereof. Throughout this document, "EBITDA" for USA and its subsidiaries refers to "Adjusted EBITDA" as defined herein. Adjusted EBITDA, also referred to as EBITDA, is defined as operating income plus
         (1) depreciation and amortization, (2) amortization of cable distribution fees, (3) amortization of non-cash distribution, marketing, and compensation expense, and (4) disengagement related payments to cable operators, marketing expenses and sales rebates.

Slide 31: USA Interactive logo

         Engages worldwide in the business of interactivity via the Internet, the television and the telephone.